                                                                  Exhibit 10(y)

                  SECOND AMENDMENT TO STOCKHOLDERS' AGREEMENT


         THIS SECOND AMENDMENT TO STOCKHOLDERS' AGREEMENT is entered into this 1st day of January, 1995, by and among Charles A. Hayes, ("Hayes"), Maurice Fishman ("Fishman") (Messrs. Hayes, Fishman being collectively hereinafter referred to as the "Stockholders"), and Guilford Mills, Inc., a Delaware Corporation (the "Company".)


                                  WITNESSETH:


         WHEREAS, the Stockholders and the Company entered into a Stockholders' Agreement, dated April 30, 1991, as amended, pursuant to which the Company is required to purchase, upon the death of either Hayes or Fishman, such number of shares of his Company common stock as equals $5,000,000 and $4,000,000, respectively (the "1991 Stockholders' Agreement"); and

         WHEREAS, the Stockholders and the Company believe that it is desirable to amend the 1991 Stockholders' Agreement in order to clarify that such agreement applies to all shares of Company common stock beneficially owned by any Stockholder.

         NOW, THEREFORE, in consideration of the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and parties hereto agree as follows:

         1. The following sub[paragraph is added to the 1991 Stockholders' Agreement immediately following paragraph 11:

                          12. Beneficial Ownership. For purposes of this Agreement, a person shall be deemed to own shares of Common Stock if he beneficially owns such stock within the meaning of Rule 13-d3, promulgated under the Securities Exchange Act of 1934, as amended,

         2. Except as otherwise expressly set forth above, the 1991 Stockholders' Agreement remains unmodified and in full force and effect.



                  [Signatures appear on the following page]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above mentioned.




                                       STOCKHOLDERS:


                                       _____________________________________
                                       Charles A. Hayes


                                       _____________________________________
                                       Maurice Fishman


                                       GUILFORD MILLS, INC.



                                       By:__________________________________
                                          Terrence E. Geremski
                                          Vice President, Chief Financial
                                          Officer and Treasurer